OPPENHEIMER ROCHESTER® MINNESOTA MUNICIPAL FUND

Supplement dated August 16, 2018 to the Prospectus and Statement of Additional Information

Important Notice Regarding Expected Change of the Fund’s Name from “Oppenheimer Rochester Minnesota Municipal Fund” to “Oppenheimer Municipal Fund” and Change in Investment Policy

This supplement amends the prospectus and statement of additional information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the prospectus and the statement of additional information and retain it for future reference.

In connection with a proposed repositioning of the Fund from a Minnesota municipal bond fund to a national municipal bond fund, as approved by the Fund’s Board of Trustees on May 16, 2018, the Fund will, subject to shareholder approval in connection with an ongoing proxy solicitation (which approval is expected), implement certain changes described below.

In addition to the change to the Fund’s fundamental investment policy being submitted for shareholder approval, these changes include the elimination of the Fund’s non-fundamental investment policy, which is to intend to invest its assets so that at least 95% of the exempt-interest dividends that the Fund pays, including any exempt-interest dividends exempt from state taxation under federal law, are derived from Minnesota municipal obligations as required for state tax exemption under Minnesota law.

Effective October 15, 2018:

Prospectus and Statement of Additional Information

1.	The Fund’s name is changed to “Oppenheimer Municipal Fund.” All references to “Oppenheimer Rochester Minnesota Municipal Fund” are replaced by references to “Oppenheimer Municipal Fund.”

2.	All references to Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, and Elizabeth S. Mossow are deleted.

3.	The supplement dated July 27, 2018 to the Prospectus and Statement of Additional Information regarding the Fund’s closure to new investors is superseded and no longer in effect. The Fund is accepting purchase orders from new investors, and shareholders of other Oppenheimer funds are able to exchange shares of other funds into the Fund, subject to the provisions of the Prospectus and Statement of Additional Information.

Prospectus

4.	The section “Principal Investment Strategies” is deleted and replaced by the following:

Principal Investment Strategies. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual income tax.

The Fund selects investments without regard to the alternative minimum tax (“AMT”).

The Fund invests in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns, counties, agencies and authorities) and the District of Columbia, or by their agencies, instrumentalities and authorities. These primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations), interests in municipal leases, and tax-exempt commercial paper. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.

The Fund will not invest in securities issued by U.S. territories and possessions or by their agencies, instrumentalities and authorities.

Most of the securities the Fund buys are “investment-grade,” although it can invest as much as 15% of its total assets in below-investment-grade securities (sometimes called “junk bonds”), and may acquire securities that are in default. The Fund also will not invest more than 40% of its total assets in securities, in the aggregate, that are rated below the top three investment grade categories or that are unrated. Each of these restrictions is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s sub-adviser, OppenheimerFunds, Inc. (the “Sub-Adviser”), has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of these securities to exceed, at times significantly, these restrictions for an extended period of time. Investment-grade securities are rated in one of the four highest rating categories of nationally recognized statistical rating organizations, such as S&P Global Ratings (or, in the case of unrated securities, determined by the Fund’s Sub-Adviser to be comparable to securities rated investment-grade).

The Fund also invests in unrated securities, in which case the Fund’s Sub-Adviser internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund will not invest more than 20% of its total assets in unrated securities.

For purposes of the limitations described above regarding “unrated securities,” such securities do not include securities that are not rated but that the Fund’s Sub-Adviser determines to be comparable to securities of the same issuer that are rated by a nationally recognized statistical rating organization.

The Fund can invest in inverse floaters, a variable rate obligation and form of derivative, to seek increased income and return. The Fund’s investment in inverse floaters entails a degree of leverage. The Fund can expose up to 10% of its total assets to the effects of leverage from its investments in inverse floaters.

The Fund can borrow money to purchase additional securities, another form of leverage. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund’s total assets.

The Fund will not invest more than 15% of its total assets in municipal securities issued by the government of a single state, its political subdivisions, or its agencies, instrumentalities and authorities. Notwithstanding this limitation, the Fund may invest up to 25% of its total assets in municipal securities issued by each of California, New York, and Texas, or their respective agencies, instrumentalities and authorities. In addition, the Fund will not invest more than 15% of its total assets in a single sector, as determined by the Sub-Adviser. This limitation does not apply to investments in the general obligations sector.

To the extent the Fund invests in pre-refunded municipal securities collateralized by U.S. government securities, the Fund may treat those securities as investment-grade (AAA) securities even if the issuer itself has a below-investment-grade rating.

The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, the Fund currently focuses on longer-term securities to seek higher yields. This portfolio strategy is subject to change. The Fund may invest in obligations that pay interest at fixed or variable rates.

In selecting investments for the Fund, the portfolio managers generally look at a wide range of municipal securities nationwide that provide high current income, have favorable credit characteristics, and provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.

5.	The section “Risks of Below-Investment-Grade Securities” is deleted and replaced by the following:

Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Because the Fund can invest up to 15% of its total assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 15% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

6.	The first paragraph in the section “Risks of Minnesota Municipal Securities” is deleted and replaced by the following:

Risks of Minnesota Municipal Securities. Because the Fund has recently begun transitioning from a fund focused on Minnesota municipal securities to a national municipal fund, and a significant portion of the Fund’s assets are invested in Minnesota municipal securities as of the date of this prospectus, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of Minnesota and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Budgetary stress on the state or its municipalities, changes in federal, state, and local legislation or policy, erosion of the tax base, the effects of natural disasters or environmental issues, or other economic, legislative or political, or social issues may have a significant negative impact on the value of state or local securities. The Fund’s exposure to Minnesota municipal securities is expected to decrease substantially following the completion of its transition to a national municipal fund.

7.	The section “Risks of Investing in U.S. Territories, Commonwealths and Possessions” is deleted.

8.	The section “Municipal Securities Focus Risk” is deleted and replaced by the following:

Municipal Securities Focus Risk. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration. Many types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities, subject to any applicable limits described in this prospectus. Those municipal securities may finance or pay interest from the revenues of projects that are subject to similar economic, business or political developments that could increase their credit risk. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, it may be subject to greater risks from adverse events affecting such municipalities than a fund that invests in different municipalities or that is more diversified.

9.	The section “Taxability Risk” is deleted and replaced by the following:

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, tax opinions are not binding on the Internal Revenue Service or any court, and after the Fund buys a security, the Internal Revenue Service or a court may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, a court, or the non-compliant conduct of a bond issuer.

10.	The section “Portfolio Managers” is deleted and replaced by the following:

Portfolio Managers. Michael L. Camarella, CFA, a portfolio manager of the Fund since January 2008 and a Vice President of the Fund since June 2009 and Charles S. Pulire, CFA, a portfolio manager of the Fund since December 2010 and a Vice President of the Fund since September 2011 are primarily responsible for the day-to-day management of the Fund's investments. Mr. Camarella and Mr. Pulire are supported by the Oppenheimer Municipal Fund Management Team.

11.	The section “Municipal Securities” is deleted and replaced by the following:

Municipal Securities. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item (i.e. interest income that may trigger the alternative minimum tax) for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment.

Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called “double-barreled bonds.” Because municipal bond issuers may not be subject to the same disclosure obligations as other bond issuers, investments in municipal securities may be riskier than certain other investments.

The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

12.	The section “U.S. Territories, Commonwealths and Possessions” is deleted.

13.	The section “Municipal Securities Focus” is deleted and replaced by the following:

Municipal Securities Focus. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration. Many types of municipal securities (such as general obligation, government appropriation, municipals leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities, subject to any applicable limits described in this prospectus. Those municipal securities may finance or pay interest from the revenues of projects that are subject to similar economic, business or political developments that could increase their credit risk. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, it may be subject to greater risks from adverse events affecting such municipalities than a fund that invests in different municipalities or that is more diversified.

14.	The paragraph immediately following the bullet points in the section “Risks of Below-Investment-Grade Securities” is deleted and replaced by the following:

The Fund can invest up to 15% of its total assets in below-investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 15% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

15.	The subsection “Taxability Risk” under the section “The Fund’s Principal Investment Strategies and Risks” is deleted and replaced by the following:

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, tax opinions are not binding on the Internal Revenue Service or any court and after the Fund buys a security, the Internal Revenue Service or a court may determine that a bond is in fact taxable, and the Fund’s dividends with respect to that bond are subject to federal income tax. In addition, income from tax-exempt municipal securities could become taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or a court, or the non-compliant conduct of a bond issuer.

16.	The first paragraph in the section “Advisory Fees” is deleted and replaced by the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.40% of the first $500 million of average annual net assets, 0.35% of the next $500 million, 0.30% of the next $500 million and 0.28% of average annual net assets over $1.5 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund’s advisory fee for the fiscal year ended March 31, 2018 was 0.55% of average annual net assets, before any applicable waivers.

Prior to October 15, 2018, under the investment advisory agreement, the Fund paid the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of average annual net assets over $1.5 billion, calculated on the daily net assets of the Fund.

17.	The subsection “Portfolio Managers” under the section “The Manager and the Sub-Adviser” is deleted and replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Michael L. Camarella, CFA, and Charles S. Pulire, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Camarella and Mr. Pulire are supported by the Oppenheimer Municipal Fund Management Team.

Mr. Camarella has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since January 2011. He was an Assistant Vice President of the Sub-Adviser from July 2009 to December 2010 and an Associate Portfolio Manager with the Sub-Adviser from January 2008 to December 2010. He was a Research Analyst with the Sub-Adviser from April 2006 to December 2007. He was a Credit Analyst with the Sub-Adviser from June 2003 to March 2006. Mr. Camarella is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mr. Pulire has been a Vice President of the Sub-Adviser since February 2013 and Senior Portfolio Manager of the Sub-Adviser since January 2013. He was an Assistant Vice President and an Associate Portfolio Manager of the Sub-Adviser from December 2010 to January 2013. He was a Research Analyst with the Sub-Adviser from February 2008 to November 2010 and was a Credit Analyst with the Sub-Adviser from May 2006 to January 2008. Mr. Pulire is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

18.	The section “Minnesota Tax Considerations” is deleted.

Statement of Additional Information

19.	The section “U.S. Territories, Commonwealths and Possessions” is deleted.

20.	The first paragraph in the section “Portfolio Managers” is deleted and replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Michael L. Camarella and Charles S. Pulire (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments. Mr. Camarella and Mr. Pulire are supported by the Oppenheimer Municipal Fund Management Team.

21.	The last paragraph in the section “Compensation of Portfolio Managers” is deleted and replaced by the following:

The peer group category for the portfolio managers with respect to the Fund is Morningstar US Fund Muni National Long.

22.	“Appendix A: Special Considerations Relating to Jurisdictions in Which the Fund Invests” is deleted and replaced by the following:

Special Considerations Relating to State Municipal Obligations. As explained in the Fund’s Prospectus, the Fund's investments are highly sensitive to the fiscal stability of the jurisdictions in which the Fund principally invests, including the subdivisions, agencies, instrumentalities or authorities of those jurisdictions that issue municipal securities contained in the Fund's portfolio. Because the Fund has recently begun transitioning from a fund focused on Minnesota municipal securities to a national municipal fund, and a significant portion of the Fund’s assets are invested in Minnesota municipal securities as of the date of this statement of additional information, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund’s investments in municipal securities.

The following information represents a summary of the risks associated with the concentration of the Fund’s investments in Minnesota municipal securities. This information is intended to supplement the information contained in the Fund’s Prospectus, and does not purport to be a complete analysis of every risk factor that may affect the obligations of the issuers of these municipal securities.

The following information is based on publicly available reports prepared by officials of each jurisdiction’s government or their designees. The information is also based on official statements and other offering documents relating to securities issued by or on behalf of these jurisdictions, their agencies, instrumentalities and political subdivisions, as available on a date that is reasonably close to the date of this Statement of Additional Information. Although this information is generally compiled from government resources, the Fund does not make any representation as to the accuracy of the information contained herein. Municipal bond issuers may not be subject to the same disclosure obligations as other bond issuers, which may impact the reliability of the information provided by municipal issuers that is used to determine fund investments and can potentially make investments in municipal securities riskier than other investment. Such information may not be regularly updated and may be outdated. The Fund has not independently verified this information and the Fund does not have any obligation to update this information throughout the year.

In addition, the circumstances and affairs reflected in this information are subject to change rapidly, substantially and without notice. Such changes may negatively impact the fiscal condition of the jurisdictions in which the Fund invests, which could harm the performance of the Fund. Accordingly, inclusion of the information herein shall not create an implication that there has not been any change in the circumstances and affairs of the relevant jurisdictions since the date of this Statement of Additional Information. More information about the specific risks facing each jurisdiction may be available from official resources published by those jurisdictions.

The bond ratings provided below are current as of the date specified. Unless otherwise stated, the ratings indicated are for obligations of the state, commonwealth or territory referenced below. The political subdivisions of a given jurisdiction may have different ratings that are unrelated to the ratings assigned to the obligations of the state, commonwealth or territory. Investors should note that the creditworthiness of obligations issued by a jurisdiction’s local municipal issuers may be unrelated to the creditworthiness of obligations issued by the jurisdiction itself, and that there may be no obligation on the part of the jurisdiction to make payment on such local obligations in the event of default.

To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements,” which must be read with an abundance of caution because they may not be realized or may not occur in the future.

In addition, investors should note that municipal securities may be more susceptible to being downgraded, and issuers of municipal securities may be more susceptible to default, insolvency or bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections, lower sales tax revenue and lower income tax revenue, among others. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the municipal securities and thus the value of the Fund’s investments in those securities.

Moreover, states and municipalities have been facing increasing levels of unfunded pension and similar liabilities in recent years. As unfunded pension and similar liabilities increase, more pressure is placed on state and municipal budgets for resources to meet past, present, and future obligations. As a result of these pressures, states and municipalities may have fewer resources available to fund other initiatives or meet their other obligations on outstanding debt, including debt held by the Fund, thus greatly impacting the investment and the Fund’s returns and performance. In addition, rising levels of unfunded pension and similar liabilities may adversely impact a state’s or municipality’s credit rating or borrowing costs, which could, in turn, decrease the liquidity and marketability of state or municipal securities held by the Fund.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue securities or access the market to sell their issues. For some issuers that have been able to access the market, they have had to issue securities at much higher rates, which may reduce revenues available for the municipal issuers to pay existing obligations. Should a State, or its applicable municipalities or subdivisions, fail to sell their securities when and at the rates projected, these jurisdictions or their subdivisions could experience a weakened overall cash position in the current fiscal year.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain state municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Minnesota

Introduction. Although the economy of the State of Minnesota (“State”) is diverse, Minnesota’s economy has major components in the education and health services sectors, the professional and business services sectors, the wholesale and retail trade sector, the manufacturing sector, and the leisure and hospitality sector. In addition, a substantial portion of Minnesota’s residents are employed by government agencies at the federal, state and local levels. Combined, these sectors employ over half of the State’s workers. As these sectors represent a significant share of employment in the State, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the State’s municipal securities, which may reduce the performance of a fund.

The State faces serious fiscal challenges, including considerable underfunding of the State’s pension and retirement systems. A future economic downturn could significantly impact the State’s finances and, therefore, its municipal securities. Moreover, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship. As a result of these and other factors, the State has faced fiscal stress in recent years.

From year-to-year, the State may experience a number of political, social and economic circumstances that influence the State’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities. There can be no guarantee that future developments, including events affecting the State’s economic and fiscal condition, will not have a materially adverse impact on the State’s fiscal position. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could reduce the performance of a fund.

Current Economic Climate. According to the U.S. Department of Commerce, residents of Minnesota received about $295.8 billion in estimated personal income in 2017. As a result, Minnesota had a per capita income of $53,043, which compared favorably to the national average of $50,392 during that year.

Minnesota’s civilian labor force consists of approximately 3.1 million individuals. As of April 2018, Minnesota had an unemployment rate of approximately 3.2%, which declined from 3.5% in April 2017. Minnesota’s unemployment rate was below the national average of 3.9% in April 2018. A strong demand for labor allowed the State to add approximately 44,000 jobs during the twelve month period ended December 31, 2017. As of February 2018, the State expects modest employment and wage growth to continue throughout 2018 and 2019.

The State’s real GDP grew by 1.9% in 2017, which was a faster pace than the 1.3% real GDP growth in 2016. The Minnesota Office of Management and Budget (“MMB”) projects annualized real GDP growth to increase by 2.7% in 2018 and 2019. The projected deceleration in growth of GDP is due, in part, to anticipated consumer spending and business investment. There is considerable uncertainty about federal policy changes in the coming years and the economic impact of those changes.

Budget. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, which expires on June 30 of odd number years. The major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium in odd-numbered calendar years. Supplemental appropriations and changes in revenue and expenditure measures are usually adopted during legislative sessions in even-numbered calendar years. The General Fund accounts for all financial resources except those required to be accounted for in another fund. The State forecasts regarding revenues and expenditures are performed in February and November of each calendar year for the then current biennium and for the next succeeding biennium. As a result of these state forecasts and other changes, it has become common for the Legislature to enact annual revisions to the state’s biennial budget in the “off-year” legislation session, referred to as supplemental budgets.

The previous FY2016-17 biennium (“Previous Biennium”) officially closed in June 2017. Actual revenues for FY2016 and FY2017 were $23.31 billion and $23.55 billion, respectively. Spending in FY2016 and FY2017 was $20.50 billion and $21.33 billion, respectively. The budgetary balances for FY2016 and FY2017 were $456 million and $865 million, respectively.

In June of 2017, the State’s budget for FY2018-19 was enacted (“Enacted Budget”). The Enacted Budget assumes that the State will receive total General Fund resources of $48.13 billion during the biennium. This estimate represents an increase of approximately $3.55 billion from the amount included in the budget for the Previous Biennium. The Enacted Budget provides for expenditures and transfers of $45.86 billion, representing an increase of $4.60 billion from the Previous Biennium. Significant appropriations were provided to K-12 education ($18.85 billion), higher education ($3.28 billion), health and human services ($13.6 billion), public safety and judiciary ($2.34 billion), debt service ($1.13 billion), environment and agriculture ($481 million), and economic development ($553 million).

In February 2018, the MMB released its revised forecast for General Fund revenues and expenditures during the current FY2018-19 biennium (“Current Biennium”). General Fund revenues for the Current Biennium are expected to be $44.80 billion, including total tax revenues of $42.96 billion. The General Fund spending estimates for the Current Biennium are expected to be $45.79 billion. The General Fund reserves are forecasted to total $1.96 billion, representing 3.8% of total General Fund revenue estimated for the Current Biennium.

In 2018, the Governor submitted several supplemental budget recommendations for the Current Biennium (“Supplemental Budget”). The Supplemental Budget projects total General Fund revenues of $48.15 billion, a $20 million increase from the February forecast. Against these revenues, the Supplemental Budget would include General Fund expenditures of $46.14 billion, a $227 million increase from the February forecast. After the Governor’s changes, the Supplemental Budget would have left an available balance of $2.02 billion. On May 23, 2018, the Governor vetoed the Supplemental Budget, and as of the date of this SAI, no supplemental budget legislation has been enacted. It is not presently possible to predict the impact of the overall budgetary uncertainty on the State’s fiscal stability or economic outlook.

Retirement Systems. Minnesota’s fiscal health may be affected by the State’s continued underfunding of its public retirement and pension plans. The State contributes to three statewide retirement systems that cover most of the public employees of the State, its counties, municipalities and school districts. These systems are the Minnesota State Retirement System (“MSRS”), the Public Employees’ Retirement Association (“PERA”) and the State Teachers’ Retirement Association (“TRA”). MSRS consists of nine pension funds, five of which are defined-benefit plans where the State participates as an employer or otherwise provides general government contributions. PERA is comprised of five pension funds, four of which are defined benefit pension funds and one of which is a defined contribution plan. The State does not make employer contributions to PERA other than for a small number of specific individuals. TRA consists of a single pension fund into which the State does not make employer contributions except for a relatively small number of defined individuals.

These systems’ funds had a combined unfunded actuarial accrued liability of $17.80 billion as of June 30, 2016. To address this liability, the State Legislature has passed a series of laws designed to adjust the funding of the pension funds. Most recently in June 2018, the Governor signed into law a bill that immediately eliminates $3.4 billion of unfunded liabilities and requires the State Legislature to appropriate $27 million in 2019 and $114 million through 2020-2021 to help fund the MSRS, PERA, and TRA. The bill also eliminates cost of living adjustments for early retirees for the period before their normal retirement age, reduces the rate of increase for cost of living adjustments, and adopts lower assumptions for investment rates of return. However, there can be no guarantee that the law will have its intended effect. Consequently, the State could be liable for future pension obligations that may impact the State’s ability to satisfy its outstanding debt obligations. In addition, with more money diverted to pension contributions, the State may have less resources available to meet its debt obligations (including related to debt held by the Fund), which could impact the credit rating and marketability of its municipal bonds.

Debt. Article XI, Section 5 of the Minnesota Constitution authorizes public debt to be incurred for certain purposes. Article XI requires all such debt to be evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. Public debt is defined to include any obligation payable directly, in whole or in part, from a tax of statewide application on any class of property, income, transaction or privilege, but does not include any obligation which is payable from revenues other than taxes. The Minnesota Constitution places no limitation on the interest rate of bonds that may be authorized for these purposes. As of June 30, 2017, the State had $7.23 billion in general obligation bonds outstanding. In addition, the State had $2.64 billion of general obligation bonds authorized but unissued at that time. As of August 2016, the State is expected to incur debt service requirements on its tax-supported debt of $216 million and $791 million in FY2018 and FY2019, respectively. These figures may not represent the total amounts appropriated in each fiscal year for such obligations.

Litigation. The State, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Credit Rating. As of July 17, 2018, Minnesota’s general obligation debt was assigned a rating of Aa1 by Moody’s Investors Service, Inc., AA+ by S&P Global Ratings, and AAA by Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.

August 16, 2018	PS0585.012